ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:             May 1, 1998 - May 31, 1998
                               --------------------------

SETTLEMENT DATE:                   15-Jun-98
                               -------------------
A.    SERIES INFORMATION
------------------------

      ADVANTA LEASING RECEIVABLES CORP. IV AND
      ADVANTA LEASING RECEIVABLES CORP. V
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1998-1

I.    SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED
-----------------------------------------------------------

      (a.)     Beginning Aggregate Contract Principal Balance ("ACPB")............................................  $ 375,000,311.47
                                                                                                                    ----------------
      (b.)     Contract Principal Balance of all Collections allocable to Contracts....... $      15,105,360.79
                                                                                           --------------------
      (c.)     Contract Principal Balance of Charged-Off Contracts........................ $         102,559.10
                                                                                           --------------------
      (d.)     Total decline in Principal Balance.................................................................  $  15,207,919.89
                                                                                                                    ----------------

               PLEDGES ON THIS SETTLEMENT DATE
               -------------------------------

      (e.)     Aggregate Contract Principal Balance of all Contracts pledged on this
               Settlement Date in accordance with section 1.03 of the Supplement..................................  $  15,207,913.53
                                                                                                                    ----------------

      (f.)     Amounts to be on deposited in Additional Property Funding Account as of this Settlement Date.......              0.00
                                                                                                                    ----------------

      (g.)     Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date............  $ 375,000,305.11
                                                                                                                    ----------------
               BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE
               --------------------------------------------------------------------------

      (h.)     Class A Principal Balance as of this Settlement Date...............................................  $ 331,200,000.00
                                                                                                                    ----------------
               (Class A Note Factor)   1.0000000
                                     -----------
      (i1.)                  Class A-1 Principal Balance..................................  $  72,000,000.00
                                                                                            ----------------
      (i2.)                  Class A-2 Principal Balance..................................  $ 190,000,000.00
                                                                                            ----------------
      (i3.)                  Class A-3 Principal Balance..................................  $  23,300,000.00
                                                                                            ----------------
      (i4.)                  Class A-4 Principal Balance..................................  $  45,900,000.00
                                                                                            ----------------
      (j.)     Class B Principal Balance as of this Settlement Date...............................................  $  18,938,000.00
                                                                                                                    ----------------
               (Class B Note Factor)   1.0000000
                                     -----------
      (k.)     Class C Principal Balance as of this Settlement Date...............................................  $   9,862,000.00
                                                                                                                    ----------------
               (Class C Note Factor)   1.0000000
                                      ----------
      (l.)     Class D Principal Balance as of this Settlement Date...............................................  $  15,000,304.00
                                                                                                                    ----------------
               (Class D Note Factor)   1.0000000
                                      ----------

II.   COMPLIANCE RATIOS
      -----------------

      (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts as of the related Calculation Date...  $ 399,345,798.47
                                                                                                                    ----------------
      (b1.)    % of CBR 31 days or more delinquent as of the related Calculation Date.............................        5.47%
                                                                                                                    ----------------
      (b2.)    Preceeding Month %:         Apr-98                                 ................................        4.89%
                                        ---------------                                                             ----------------
      (b3.)    2nd Preceeding Month %:                                                                                     N/A
                                        ---------------  .........................................................  ----------------
      (b4.)    Three month rolling average % of CBR 31 days or more delinquent....................................         N/A
                                                                                                                    ----------------
      (c.)     (Revolving Period Only)
               Does the current month % of CBR which are 31 days or more delinquent exceed 11.5% ? Y or N.........         NO
               (If Yes, then an Amortization Event occurs)                                                          ----------------

      (d.)     Does the three month rolling average % of CBR which are 31 days or more delinquent
               exceed 10.5% ? . Y or N............................................................................         N/A
               (If Yes, then an Amortization Event occurs)                                                          ----------------

      (e1.)    Monthly Net Loss Percentage for the related Collection Period......................................        0.00%
                                                                                                                    ----------------
      (e2.)    Preceeding Month %:         Apr-98                                 ...............................         0.00%
                                        ---------------                                                             ----------------
      (e3.)    2nd Preceeding Month %:                   .........................................................         N/A
                                        ---------------                                                             ----------------
      (e4.)    Three month average % of Monthly Net Loss Percentage...............................................         N/A
               (If greater than 3.75%, then an Amortization Event Occurs)                                           ----------------

               (Amortization Period Only)
      (f)      Cumulative Net Loss Percentage as of the related Collection Period.................................         N/A
               Does the Cumulative Net Loss Percentage exceed                                                       ----------------
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      (f1.)    4.0 % from the Beginning Period to and including 12th Collection Period ? Y or N..................          N/A
                                                                                                                  -----------------

      (f2.)    5.5 % from 13th Collection Period to and including 24th Collection Period ? Y or N................          N/A
                                                                                                                  -----------------

      (f3.)    7.0 % from 25th Collection Period and thereafter ? Y or N.........................................          N/A
               (If Yes to f1 or f2 or f3, then a Residual Event occurs)                                           -----------------

      (g1.)    Residual Realization for the related Collection Period............................................        148.36%
                                                                                                                  -----------------

      (g2.)    Preceeding Month %:         Apr-98                                                                        141.15%
                                        ---------------                                                           -----------------
      (g3.)    2nd Preceeding Month %:                  .........................................................          N/A
                                        ---------------                                                           -----------------
      (g4.)    Three month rolling average Residual Realization Ratio............................................          N/A
               (If less than 100%, then a Residual Event Occurs)                                                  -----------------

III.  FLOW OF FUNDS
      -------------
               The amount of available funds on deposit in the Series 1998-1 Facility Account.................... $   18,280,956.97
                                                                                                                  -----------------

           (1) On each Payment Date prior to the Amortization Date
               ---------------------------------------------------

      (a.)     To the Servicer, Nonrecoverable Servicer Advances and other amounts due........................... $      572,306.18
                                                                                                                  -----------------

      (b.)     To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary Servicing
               Income, if any....................................................................................           0.00
                                                                                                                  -----------------
               To Series 1998-1 Noteholders:
               -----------------------------
      (c.)     To Class A, the total Class A Note Interest and Class A Overdue Interest for the related period... $    1,611,575.83
                                                                                                                  -----------------
                            Interest on Class A-1 Notes .......................... $  346,200.00
                                                                                   -------------
                            Interest on Class A-2 Notes .......................... $  921,500.00
                                                                                   -------------
                            Interest on Class A-3 Notes .......................... $  115,140.83
                                                                                   -------------
                            Interest on Class A-4 Notes .......................... $  228,735.00
                                                                                   -------------
      (d.)     Interest on Class B Notes for the related period..................................................  $      96,268.17
                                                                                                                   ----------------
      (e.)     Interest on Class C Notes for the related period..................................................  $      53,336.98
                                                                                                                   ----------------

      (f.)     Available Funds remaining in Series 1998-1 Facility Account.......................................  $  15,947,469.81
                                                                                                                   ----------------

               From (x) the amount remaining in the Facility Account and..........  $  15,947,469.81
                                                                                    ----------------

               (y) the amount on deposit in the Additional
                   Property Funding Account ("APFA")..............................              0.00
                                                                                    ----------------
               ("Available Additional Property Funding Amount")
               as follows:.......................................................................................  $ 15,947,469.81
                                                                                                                   ---------------

           (A) To the Series Obligors, an amount equal to the least of...........................................  $ 15,105,360.79
                                                                                                                   ---------------

               (i) the Available Additional Property Funding Amount...............  $ 15,947,469.81
                                                                                    ---------------

               (ii) the sum of (a) the excess ACPB as of the second preceding
                    Calc. Date over the ACPB as of the preceding Calc. Date
                    plus (b)......................................................  $15,105,360.79
                                                                                    --------------
                    amount on deposit in the APFA on such payment date and........            0.00
                    (Additional Property Funding Requirement)                       --------------


                    (iii) ACPB of all Additional Contracts actually pledged on the Payment Date........................................  $15,207,913.53
                                                                                    --------------
                          and

           (B)      To the Additional Property Funding Account, the lesser of                                                  0.00
                                                                                                                   ----------------
                    (i) the excess, if any, (x) Additional Property Funding
                        Requirement over..........................................  $15,105,360.79
                                                                                    --------------
                    (y) ACPB of all Additional Contracts actually pledged on the
                        Payment Date..............................................  $15,207,913.53
                                                                                    --------------

                    Subtotal......................................................  $ (102,552.74)
                                                                                    --------------
                    and (ii) the remaining Available Additional Property
                    Funding Amount................................................  $   842,109.02
                                                                                    --------------


      (g1)          Until the Reserve Account Funding Date:
                    ----------------------------------------
                    To the Reserve Account, the amount equal to the Servicing Fee otherwise payable to ABS.......
                                                                                                                   ----------------

      (g2)          After the Reserve Account Funding Date:
                    ----------------------------------------
                    To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any..............        312,500.25
                                                                                                                   ----------------

      (h)           To the Reserve Account, the amount needed to increase the amount on deposit
                    in the Reserve Account to the Required Reserve Amount for such Payment Date..................              0.00
                                                                                                                   ----------------

      (i)           Upon the occurrence of a Residual Event      the lesser of:
                    ---------------------------------------
                    (A) the Available Funds remaining on deposit in the Facility
                        Account and.................................................          0.00
                                                                                    --------------
                    (B) the aggregate amount of Residual Receipts included in
                        Available Funds.............................................          0.00
                                                                                    --------------
                    To be deposited to the Residual Account......................................................              0.00
                                                                                                                   ----------------

           (2)      On the Payment Date which is also the Amortization Date and each Payment Date thereafter
                    ----------------------------------------------------------------------------------------

      (a.)          To the Servicer, Unrecoverable Servicer Advances.............................................          N/A
                                                                                                                   ----------------
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

      (b.)          To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary Servicing
                    Income, if any...............................................................................           N/A
                                                                                                                    ----------------

                    To Series 1998-1 Noteholders:
                    -----------------------------
      (c.)          To Class A, the total Class A Note Interest and Class A Overdue Interest for the
                    related period...............................................................................           N/A
                                                                                                                    ----------------
                            Interest on Class A-1 Notes..........................         N/A
                                                                                   ---------------
                            Interest on Class A-2 Notes..........................         N/A
                                                                                   ---------------
                            Interest on Class A-3 Notes..........................         N/A
                                                                                   ---------------
                            Interest on Class A-4 Notes..........................         N/A
                                                                                   ---------------
      (d.)          Interest on Class B Notes for the related period.............................................           N/A
                                                                                                                    ----------------
      (e.)          Interest on Class C Notes for the related period.............................................           N/A
                                                                                                                    ----------------

      (f.)          To Series 1998-1 Noteholders:
                    -----------------------------
                    To Class A, the total Principal Payment and Class A Overdue Principal, if any................           N/A
                                                                                                                    ----------------
                            Principal Payment to Class A-1 Noteholders...........         N/A
                                                                                   ---------------
                            Principal Payment to Class A-2 Noteholders...........         N/A
                                                                                   ---------------
                            Principal Payment to Class A-3 Noteholders...........         N/A
                                                                                   ---------------
                            Principal Payment to Class A-4 Noteholders...........         N/A
                                                                                   ---------------
                    To Class B for Principal Payment and Overdue Principal, if any...............................           N/A
                                                                                                                    ----------------
                    To Class C for Principal Payment and Overdue Principal, if any...............................           N/A
                                                                                                                    ----------------

      (g)           Overdue Principal (included in the Principal Payments per above, if any):
                    -------------------------------------------------------------------------
                    To Class A, total for Overdue Principal......................         N/A
                                                                                   ---------------
                            Overdue Principal to Class A-1          N/A
                                                             ---------------
                            Overdue Principal to Class A-2          N/A
                                                             ---------------
                            Overdue Principal to Class A-3          N/A
                                                             ---------------
                            Overdue Principal to Class A-4          N/A
                                                             ---------------
                    To Class B for Overdue Principal.............................         N/A
                                                                                   ---------------
                    To Class C for Overdue Principal.............................         N/A
                                                                                   ---------------

      (h1.)         Until the Reserve Account Funding Date:
                    ---------------------------------------
                    To the Reserve Account, the amount equal to the Servicing Fee otherwise payable to ABS.......           N/A
                                                                                                                    ---------------

      (h2.)         After the Reserve Account Funding Date:
                    ---------------------------------------
                    To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any..............           N/A
                                                                                                                    ---------------

      (i.)          To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve
                    Account to the Required Reserve Amount for such Payment Date.................................           N/A
                                                                                                                    ---------------

      (j.)          Upon the occurrence of a Residual Event      the lesser of:
                    ---------------------------------------
      (j1.)         (A) the Available Funds remaining on deposit in the Facility
                        Account and..............................................         N/A
                                                                                    -------------
      (j2.)         (B) the aggregate amount of Residual Receipts included in
                         Available Funds.........................................         N/A
                                                                                    -------------
      (j3.)         To be deposited to the Residual Account......................................................           N/A
                                                                                                                    ----------------

      (k.)          To Class D Noteholders for Principal Payment.................................................           N/A
                                                                                                                    ----------------
      (l.)          To Class D Noteholders for Overdue Principal, if any.........................................           N/A
                                                                                                                    ----------------

           (3)      To ABS, the Servicing Fee previously due, but deposited to the Reserve Account...............   $             -
                                                                                                                    ----------------

           (4)      To the Series Obligors, as holders of the Residual Interest, any Available Funds
                    remaining on deposit in the Facility Account.................................................   $     529,608.77
                                                                                                                    ----------------
IV.   SERVICER ADVANCES
      -----------------

      (a.)          Aggregate amount of Servicer Advances at the beginning of the related Collection Period......       2,798,024.74
                                                                                                                    ----------------
      (b.)          Servicer Advances reimbursed during the related Collection Period............................          50,985.04
                                                                                                                    ----------------
      (c.)          Amount of unreimbursed Servicer Advances to be reimbursed on the Settlement Date.............               0.00
                                                                                                                    ----------------
      (d.)          Servicer Advances made during the related Collection Period..................................   $   1,173,228.05
                                                                                                                    ----------------
      (e.)          Aggregate amount of Servicer Advances at the end of the Collection
                    Period.......................................................................................   $   3,920,267.75
                                                                                                                    ----------------

V.    RESERVE ACCOUNT
      ---------------
      (a.)          Amount on deposit at the beginning of the related Collection Period..........................   $  11,700,000.00
                                                                                                                    ----------------
      (b.)          Amounts used to cover shortfalls, if any, for the related Collection Period..................   $            -
                                                                                                                    ----------------
      (c.)          Amounts transferred from the Facility Account, if applicable.................................   $            -
                                                                                                                    ----------------
      (d.)          Interest earned on Reserve Balance...........................................................   $      45,967.62
                                                                                                                    ----------------

      (e.)          Reserve Account Ending Balance before calculating Required Reserve Amount....................   $  11,745,967.62
                                                                                                                    ----------------


      (f.)          Required Reserve Amount needed as of the related Collection Period...........................  $  11,700,000.00
                                                                                                                   ----------------
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

      (g1.)         If (f) is greater than (e), then amount of shortfall.........................................              0.00
                                                                                                                   ----------------
      (g2.)         If (e) is greater than (f), then excess amount to be transferred to the Series Obligors......         45,967.62
                                                                                                                   ----------------

      (h.)          Amounts on deposit as of this Settlement Date (e minus g2)...................................  $  11,700,000.00
                                                                                                                   ----------------


VI.   RESIDUAL ACCOUNT
      ----------------
      (a.)          Amount on deposit at the beginning of the related Collection Period..........................              0.00
                                                                                                                   ----------------
      (b.)          Amounts transferred from the Facility Account................................................              0.00
                                                                                                                   ----------------
      (c.)          Amounts used to cover shortfalls for the related Collection Period...........................              0.00
                                                                                                                   ----------------
      (d.)          Amount on deposit as of this Settlement Date.................................................              0.00
                                                                                                                   ----------------

VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
      -----------------------------------
      (a.)          Amount on deposit at the beginning of the related Collection Period..........................              0.00
                                                                                                                   ----------------
      (b.)          Amounts transferred from the Facility Account................................................              0.00
                                                                                                                   ----------------
      (c.)          Amounts transferred to the Series Obligors...................................................              0.00
                                                                                                                   ----------------
      (d.)          Amount on deposit as of this Settlement Date.................................................              0.00
                                                                                                                   ----------------

VIII. ADVANCE PAYMENTS
      -----------------
      (a.)          Beginning aggregate Advance Payments.........................................................  $   3,001,392.09
                                                                                                                   ----------------
      (b.)          Amount of Advance Payments collected during the related Collection Period....................  $   1,847,853.09
                                                                                                                   ----------------
      (c.)          Investment earnings for the related Collection Period........................................  $      24,265.28
                                                                                                                   ----------------
      (d.)          Amount of Advance Payments withdrawn for deposit into Facility Account.......................  $   2,409,708.95
                                                                                                                   ----------------
      (e.)          Ending aggregate Advance Payments............................................................  $   2,463,801.51
                                                                                                                   ----------------


      ADVANTA BUSINESS SERVICES CORP., AS SERVICER

      BY:           /S/ SUSAN McVEIGH
                    ---------------------------------
                    SUSAN McVEIGH

      TITLE:        MGR. SECURITIZATION & TREASURY
                    ---------------------------------

      DATE:         JUNE 11, 1998
                    ---------------------------------




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